SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 17, 2005 (August 9,
2005)

                          AMCO TRANSPORT HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

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
              Delaware                            000-32433                           84-1300072
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  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
   Incorporation or Organization)
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                          201 S. Lake Avenue, Suite 302
                               Pasadena, CA 91101

                     Address of Principal Executive Offices
                                    Zip Code

                                 (626) 486-0806

               Registrant's Telephone Number, Including Area Code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Change in Registrant's Certifying Accountant

         Effective as of August 9, 2005, AMCO Transport Holdings, Inc. (the "Company") formally engaged Child, Sullivan & Company as its principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2005 and simultaneously the Company dismissed Lazar Levine & Felix LLP (the "Former Auditor").

         The report of the Company's auditors for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinions or disclaimer of opinion or qualification. However, the former principal accountants' report of the financial statements for the fiscal years ended December 31, 2004 and 2003 did contain a going concern comment in respect of the Company's recurring losses from operations and net capital deficiency. The Former Auditor was engaged in March, 2005 and did not act as the Company's independent auditor for the fiscal year ended December 31, 2003 or any of the quarters in 2004.

         The decision to change accountants was recommended, authorized and approved by the board of directors of the Company.

         During the period from the engagement of the Former Auditor through the date of the dismissal of the Former Auditor, including the registrant's most recent fiscal year and the subsequent interim period, there were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         Child, Sullivan & Company did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

         The Company has requested the Former Auditor to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated August 17, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

C. Exhibits.

16.1     Letter re change in certifying accountant

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2005

                               AMCO TRANSPORT HOLDINGS, INC.


                               By: /s/ Shu Keung Chui
                                   ---------------------------------------------
                                       Shu Keung Chui
                                       President and Chief Financial Officer